 Government Series

Summary Prospectus

October 31, 2013

The statutory Prospectus and Statement of Additional Information of the Government Series (the “Fund”), a series of the PFM Funds (the “Trust”), dated October 31, 2013, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.pfmfunds.com/PFMFundsProspectus.pdf. You can also get this information at no cost by calling 800-338-3383 or by sending an e-mail request to PFMAMrequest@pfm.com.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense. Not all funds and classes in this Summary Prospectus are available in all states.

Fund Summary

Government Series

Investment Objective

To provide high current income consistent with stability, safety of principal, and liquidity, and to maintain a stable net asset value of $1.00 per share.

Fees and Expenses

These are the fees and expenses you may pay when you buy and hold shares of Government Series.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.08%
Distribution (12b-1) fees		0.00%
Other expenses:		0.13%
Transfer agent fees	0.09%
Other operating expenses	0.04%
Total Annual Fund Operating Expenses		0.21%

Pursuant to a fee reduction agreement with the Trust, PFM Asset Management may, but is not obligated to, temporarily reduce its investment advisory, administartion or transfer agent fees payable by Government Series. Fees waived subject to the fee reduction agreement may be recouped by PFM Asset Management for up to three years, subject to certain terms and conditions.

Expense Example

This example is intended to help you compare the cost of investing in Government Series with the cost of investing in other mutual funds and share classes. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that you earn a 5% return each year on your investment and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$22	$68	$118	$268

Principal Investment Strategies

Government Series invests exclusively in the following high quality, short-term money market instruments:

•	US Government and agency obligations

•	Obligations issued by entities with liquidity support from the US Government or its agencies or instrumentalities

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•	Repurchase agreements involving these obligations

•	Other money market mutual funds that invest exclusively in these types of obligations

Government Series maintains a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted life (final maturity, disregarding interest rate adjustments) of no more than 120 days.

Principal Investment Risks

Although Government Series invests exclusively in high-quality securities, an investment in Government Series – like an investment in any money market fund – is subject to certain risks, such as:

•	Interest Rate Risk When short-term interest rates fall, Government Series’ yield is likely to fall. When interest rates rise, the values of obligations held by Government Series may decline. If the rise is sharp or unexpected, Government Series’ share price could fall.

•	Credit Risk The issuer of an obligation could fail to pay interest and principal in a timely manner. The credit quality of Government Series’ holdings could change rapidly in certain markets, and the default or decline in credit quality of even a single holding could cause Government Series’ share price to fall.

•	Management Risk Performance could be hurt by decisions made by the investment adviser, such as choice of investments and timing of buy/sell decisions.

An investment in Government Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Government Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Government Series.

Performance

The following information illustrates how Government Series has performed over time. For current yield information, call (800) 338-3383. Returns for other classes were different and are not shown here. Past performance may not indicate future results and yields may vary.

Year-by-Year Total Return

(shown for calendar years) (%)

 Government Series

Highest Quarter Return: Q3 2007	1.29%
Lowest Quarter Return: Q3 2011	0.01%
YTD as of 9/30/13 (not annualized):	0.03%

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Average Annual Total Return (%)

(for the periods ended December 31, 2012)

Government Series

1 year	5 years	10 years	Since inception[1]
0.04%	0.59%	1.76%	2.45%

1 Government Series inception: 1/5/1999

Management

Investment Adviser PFM Asset Management LLC

Purchase and Sale of Portfolio Shares

Minimum Initial Investment $1 Million

Minimum Account Balance $1 Million

We may waive these minimums for certain investors that participate in certain programs sponsored by PFM Asset Management.

Placing Orders

You can place orders to buy or redeem shares of Government Series by a variety of methods, including wire, automated clearing house (ACH), and check. To place orders, or to set up features such as checkwriting, contact us at:

Online www.pfmfunds.com

Phone (800) 338-3383

Orders are generally processed on the Business Day they are received in good order if received prior to 2:00 P.M. Eastern Time.

For more complete information on buying and selling shares, see “Investing in the Portfolios” in the Prospectus.

Tax Information

Dividends of net investment income and distributions of net realized capital gains are generally taxable to shareholders, but may not be taxable for tax-exempt shareholders.

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One Keystone Plaza, Suite 300

North Front & Market Streets

Harrisburg, Pennsylvania 17101-2044

(800) 338-3383